Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. Significant estimates and assumptions include the valuation allowance related to the Company’s deferred tax assets, and the valuation of warrants and derivative liabilities.

Deferred Offering Costs

Deferred Offering Costs

Deferred offering costs, which primarily consist of direct, incremental professional fees relating to the IPO, have been capitalized within non-current assets and were offset against the IPO proceeds upon the consummation of the IPO. Deferred offering costs of $2,542,555, consisting primarily of legal, accounting and underwriting fees of which $880,679 of the deferred offering costs were incurred in 2017, and the full amount was charged to additional paid in capital upon the consummation of the IPO on June 4, 2018.

Investments

Investments

Equity investments over which the Company exercises significant influence, but does not control, are accounted for using the equity method, whereby investment accounts are increased (decreased) for the Company’s proportionate share of income (losses), but investment accounts are not reduced below zero.

The Company holds a 28.5% ownership investment, consisting of founders’ shares acquired at nominal cost, in HJLA. To date, HJLA has recorded cumulative losses. Since the Company’s investment is recorded at $0, the Company has not recorded its proportionate share of HJLA’s losses. If HJLA reports net income in future years, the Company will apply the equity method only after its share of HJLA’s net income equals its share of net losses previously incurred.

Property and Equipment, Net

Property and Equipment, Net

Property and equipment are stated at cost, net of accumulated depreciation using the straight-line method over their estimated useful lives, which range from 5 to 7 years. Leasehold improvements are amortized over the lesser of (a) the useful life of the asset; or (b) the remaining lease term. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred, and expenditures, which extend the economic life are capitalized. When assets are retired, or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

Impairment of Long-lived Assets

Impairment of Long-lived Assets

The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The Company measures the fair value of financial assets and liabilities based on the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

FASB ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices available in active markets for identical assets or liabilities trading in active markets.

Level 2	Observable inputs other than quoted prices included in Level 1, such as quotable prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar valuation techniques that use significant unobservable inputs.

Financial instruments, including accounts receivable and accounts payable are carried at cost, which management believes approximates fair value due to the short-term nature of these instruments. The Company’s other financial instruments include notes payable, the carrying value of which approximates fair value, as the notes bear terms and conditions comparable to market for obligations with similar terms and maturities. Derivative liabilities are accounted for at fair value on a recurring basis.

The fair value of derivative liabilities as of December 31, 2018 and December 31, 2017, by level within the fair value hierarchy appears below:

Description:	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative liabilities - Preferred Stock Series A Warrants
December 31, 2018	$-	$-	$-
December 31, 2017	$-	$-	$541,990
Derivative liabilities - Preferred Stock Series B Warrants
December 31, 2018	$-	$-	$-
December 31, 2017	$-	$-	$60,551
Derivative liabilities - Convertible Debt Warrants
December 31, 2018	$-	$-	$-
December 31, 2017	$-	$-	$1,298,012
Derivative liabilities - Convertible Debt Embedded Conversion Feature
December 31, 2018	$-	$-	$-
December 31, 2017	$-	$-	$1,176,365

The following table sets forth a summary of the changes in the fair value of Level 3 derivative liabilities that are measured at fair value on a recurring basis:

Derivative
Liabilities
Balance – January 1, 2017	$551,351
Issuance of derivative liabilities - common stock Series B warrants	57,283
Issuance of derivative liabilities - convertible debt warrants	1,268,177
Issuance of derivative liabilities - convertible debt conversion feature	2,349,560
Extinguishment of derivative liabilities - convertible debt conversion feature	(1,175,668)
Change in fair value of derivative liabilities	26,215
Balance - December 31, 2017	3,076,918
Issuance of derivative liabilities - convertible debt warrants	1,942,362
Issuance of derivative liabilities - convertible debt embedded conversion feature	3,652,588
Extinguishment of derivative liabilities upon debt modification	(2,420,390)
Change in fair value of derivative liabilities	(191,656)
Extinguishment of derivative liabilities upon conversion of debt	(2,465,820)
Reclassification of warrant derivatives to equity	(3,594,002)
Balance - December 31, 2018	$-

Preferred Stock

Preferred Stock

The Company applies the accounting standards for distinguishing liabilities from equity under U.S. GAAP when determining the classification and measurement of its Series A and Series B Preferred Stock (together, the “Preferred Stock”). Preferred stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable preferred stock (including preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, preferred stock is classified as permanent equity. As of the issuance date, the carrying amount of the Preferred Stock was less than the redemption value. If the Company were to determine that redemption was probable, the carrying value would be increased by periodic accretions such that the carrying value would equal the redemption amount at the earliest redemption date. Such accretion would be recorded as a preferred stock dividend (see Note 12 to the Financial Statements – Temporary Equity).

Derivative Liabilities

Derivative Liabilities

Derivative financial instruments are recorded as a liability at fair value and are marked-to-market as of each balance sheet date. The change in fair value at each balance sheet date is recorded as a change in the fair value of derivative liabilities on the statement of operations for each reporting period. The fair value of the derivative liabilities was determined using a Monte Carlo simulation, incorporating observable market data and requiring judgment and estimates. The Company reassesses the classification of the financial instruments at each balance sheet date. If the classification changes as a result of events during the period, the financial instrument is marked to market and reclassified as of the date of the event that caused the reclassification.

On June 4, 2018, in connection with the Company’s IPO, all of its previously issued convertible notes were converted and paid in full (as discussed in Note 8 to the Financial Statements - Convertible Notes and Convertible Note – Related Party), and the embedded conversion options and warrants no longer qualified as derivatives; accordingly, the derivative liabilities were remeasured to fair value on June 4, 2018 and the fair value of derivative liabilities of $3,594,002 was reclassified to additional paid in capital (see Fair Value of Financial Instruments, above).

The Company recorded a gain and a loss on the change in fair value of derivative liabilities of $191,656 and $26,215 during the years ended December 31, 2018 and 2017, respectively.

Convertible Notes

Convertible Notes

The convertible notes payable discussed in Note 8 to the Financial Statements – Convertible Notes and Convertible Note – Related Party, had a conversion price that could be adjusted based on the Company’s stock price, which resulted in the conversion feature being recorded as a derivative liability and a debt discount. The debt discount was amortized to interest expense over the life of the respective note, using the effective interest method.

On June 4, 2018, principal of $10,000 owed on the Convertible Notes was paid in cash, and all of the remaining principal and interest owed pursuant to the Convertible Notes were converted into common stock in connection with the Company’s IPO. The conversion of the Convertible Notes was deemed to be a debt extinguishment; accordingly, the warrant and embedded conversion option derivative liabilities were remeasured to fair value on June 4, 2018 and reclassified to additional paid in capital (See Derivative Liabilities, above).

Net Loss Per Share

Net Loss per Share

The Company computes basic and diluted loss per share by dividing net loss attributable to common stockholders by the weighted average number of common stock outstanding during the period. Net loss income attributable to common stockholders consists of net loss, adjusted for the convertible preferred stock deemed dividend resulting from the 8% cumulative dividend on the Preferred Stock and the beneficial conversion feature recorded in connection with the conversion of the Preferred Stock (see Note 12 to the Financial Statements – Temporary Equity).

Basic and diluted net loss per common share are the same since the inclusion of common stock issuable pursuant to the exercise of warrants and options, plus the conversion of preferred stock or convertible notes, in the calculation of diluted net loss per common shares would have been anti-dilutive.

The following table summarizes net loss attributable to common stockholders used in the calculation of basic and diluted loss per common share:

	For the Years Ended
	December 31,
	2018	2017
Net loss	$(13,042,709)	$(7,791,469)
Deemed dividend to Series A and B preferred stockholders	(3,310,001)	(459,917)
Net loss attributable to common stockholders	$(16,352,710)	$(8,251,386)

The following table summarizes the number of potentially dilutive common stock equivalents excluded from the calculation of diluted net loss per common share as of December 31, 2018 and 2017:

	December 31,
	2018	2017
Shares of common stock issuable upon conversion of preferred stock	-	629,746
Shares of common stock issuable upon exercise of preferred stock warrants and the subsequent conversion of the preferred stock issued therewith	-	50,285
Shares of common stock issuable upon the conversion of convertible debt	-	229,208
Shares of common stock issuable upon exercise of warrants	3,780,571	371,216
Shares of common stock issuable upon exercise of options and restricted stock units	2,883,256	1,422,000
Potentially dilutive common stock equivalents excluded from diluted net loss per share	6,663,827	2,702,455

Revenue Recognition

Revenue Recognition

In March 2016, the FASB issued ASU No. 2016-08, “Revenue from Contracts with Customers - Principal versus Agent Considerations”, in April 2016, the FASB issued ASU No. 2016-10, “Revenue from Contracts with Customers (Topic 606) - Identifying Performance Obligations and Licensing” and in May 9, 2016, the FASB issued ASU No. 2016-12, “Revenue from Contracts with Customers (Topic 606)”, or ASU 2016-12. This update provides clarifying guidance regarding the application of ASU No. 2014-09 - Revenue From Contracts with Customers which is not yet effective. These new standards provide for a single, principles-based model for revenue recognition that replaces the existing revenue recognition guidance. In July 2015, the FASB deferred the effective date of ASU 2014-09 until annual and interim periods beginning on or after December 15, 2017. It has replaced most existing revenue recognition guidance under U.S. GAAP. The ASU may be applied retrospectively to historical periods presented or as a cumulative-effect adjustment as of the date of adoption. The Company adopted Topic 606 using a modified retrospective approach and will be applied prospectively in the Company’s financial statements from January 1, 2018 forward. Revenues under Topic 606 are required to be recognized either at a “point in time” or “over time”, depending on the facts and circumstances of the arrangement, and will be evaluated using a five-step model. The adoption of Topic 606 did not have a material impact on the Company’s financial statements, at initial implementation nor will it have a material impact on an ongoing basis.

The Company recognizes revenue when goods or services are transferred to customers in an amount that reflects the consideration which it expects to receive in exchange for those goods or services. In determining when and how revenue is recognized from contracts with customers, the Company performs the following five-step analysis: (i) identification of contract with customer; (ii) determination of performance obligations; (iii) measurement of the transaction price; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The following table summarizes the Company’s revenue recognized in the accompanying statements of operations:

	For the Years Ended
	December 31,
	2018	2017
Product sales	$-	$184,800
Royalty income	116,152	137,711
Contract research - related party	70,400	99,600
Total Revenues	$186,552	$422,111

Revenue from sales of products is recognized at the point where the customer obtains control of the goods and the Company satisfies its performance obligation, which generally is at the time the product is shipped to the customer. Royalty revenue, which is based on resales of ProCol Vascular Bioprosthesis to third-parties, will be recorded when the third-party sale occurs and the performance obligation has been satisfied. Contract research and development revenue is recognized over time using an input model, based on labor hours incurred to perform the research services, since labor hours incurred over time is thought to best reflect the transfer of service.

Information on Remaining Performance Obligations and Revenue Recognized from Past Performance

Information about remaining performance obligations pertaining to contracts that have an original expected duration of one year or less is not disclosed. The transaction price allocated to remaining unsatisfied or partially unsatisfied performance obligations with an original expected duration exceeding one year was not material at September 30, 2018.

Contract Balances

The timing of our revenue recognition may differ from the timing of payment by our customers. A receivable is recorded when revenue is recognized prior to payment and the Company has an unconditional right to payment. Alternatively, when payment precedes the provision of the related services, deferred revenue is recorded until the performance obligations are satisfied. The Company had deferred revenue of $33,000 and $103,400 as of December 31, 2018 and 2017, respectively, related to cash received in advance for contract research and development services. The Company expects to satisfy its remaining performance obligations for contract research and development services and recognize the deferred revenue over the next twelve months.

Stock-Based Compensation

Stock-Based Compensation

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. The fair value of the award is measured on the grant date and recognized over the period services are required to be provided in exchange for the award, usually the vesting period. Forfeitures of unvested stock options are recorded when they occur.

Concentrations

Concentrations

The Company maintains cash with major financial institutions. Cash held in United States bank institutions is currently insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 at each institution. There were aggregate uninsured cash balances of $2,490,645 at December 31, 2018. There were no cash balances in excess of federally insured amounts at December 31, 2017.

During the year ended December 31, 2017, 44% of the Company’s revenues were from the sub-contract manufacture of product for LeMaitre Vascular, Inc. (“LeMaitre”), and 33% were from royalties earned from the sale of product by LeMaitre, with whom the Company entered a three-year Post-Acquisition Supply Agreement effective March 18, 2016. During the year ended December 31, 2018, 62% of the Company’s revenues were from royalties earned from the sale of product by LeMaitre. The three-year Post-Acquisition Supply Agreement from which the Company earns royalty from the sale of product by LeMaitre ends on March 18, 2019. The Company did not recognize any subcontract manufacturing revenues during the year ended December 31, 2018. During the years ended December 31, 2018 and 2017, 38% and 24%, respectively, of the Company’s revenues were earned from contract research and development services performed for HJLA.

Subsequent Events

Subsequent Events

The Company evaluated events that have occurred after the balance sheet date through the date the financial statements were issued. Based upon the evaluation and transactions, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements, except as disclosed in Note 17 to the Financial Statements - Subsequent Events.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842),” (“ASU 2016-02”). ASU 2016-02 requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases. ASU 2016-02 will also require new qualitative and quantitative disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018. As a result of the new standard, all of our leases greater than one year in duration will be recognized in our Balance Sheets as both operating lease liabilities and right-of-use assets upon adoption of the standard. We will adopt the standard using the prospective approach. Upon adoption, we expect to record approximately $1.1 million in right-of-use assets and operating lease liabilities in our Balance Sheets.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments (Topic 230)” (“ASU 2016-15”). ASU 2016-15 will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017. ASU 2016-15 requires adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The adoption of ASU 2016-15 did not have a material impact on the Company’s financial statements.

In May 2017, the FASB issued ASU No. 2017-09, Compensation—Stock Compensation (Topic 718); Scope of Modification Accounting. The amendments in this ASU provide guidance that clarifies when changes to the terms or conditions of a share-based payment award must be accounted for as modifications. If the fair value, vesting conditions or classification of the award changes, modification accounting will apply. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The adoption of ASU 2017-09 did not have a material impact on the Company’s financial statements.

On June 20, 2018, the FASB issued ASU No. 2018-07, Compensation—Stock Compensation (Topic 718) - Improvements to Nonemployee Share-Based Payment Accounting, which simplifies accounting for share-based payment transactions resulting for acquiring goods and services from nonemployees. ASU 2018-07 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted. The new standard was adopted effective April 1, 2018, using the modified retrospective approach; however, the Company did not identify or record any adjustments to the opening balance of retained earnings on adoption. The new standard did not have a material impact on the Company’s financial statements.